UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

1.01

Item 2.02	Entry into a Material Definitive Agreement

The information set forth in Item 7.01 is incorporated by reference in this Item 2.02.

Item 7.01	Regulation FD Disclosure

On July 30, 2025, Gold Resource Corporation (the “Company”) issued a news release announcing results of the first half 2025 underground drilling campaign and provide an operational update from the Company’s Don David Gold Mine. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On July 23, 2025, the Company’s Mexico subsidiary, Don David Gold Mexico S.A. de C.V. (“DDGM”), executed a mining development work contract with Cominvi Servicios S.A. de C.V. (“Cominvi”), a Mexican underground mining company. Under the terms of the contract, Cominvi will provide DDGM with specialized mining development services, including the mining equipment required for such services.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	News Release dated July 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: July 30, 2025	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

3